Exhibit 99.1
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     Raser Technologies, Inc. Converts Series B Convertible Preferred Shares

 Conversion of Preferred / Warrant Exercise Provides Additional Working Capital

PROVO, Utah--(BUSINESS WIRE)--Jan. 21, 2005--Raser Technologies, Inc. (OTCBB:RSTG - News; the "Company"), a technology licensing company that develops and licenses advanced electric motor, controller and related technologies today announced that its remaining Series B Convertible Preferred Shares (the "Shares") have been converted into common shares. The Company was able to require the conversion of the remaining Shares as a result of meeting certain pricing and timing terms. Accordingly, Raser is now able to eliminate the dividend expense associated with the shares allowing for additional capital to be committed to the development and testing of its Symetron(TM) technologies.

In the third quarter of 2004, the Company raised $4.24 million in capital from several domestic and international investment funds and other investors. The private placement was comprised of 4,240 $1,000 Series B Convertible Preferred shares, which were convertible into 1,211,571 shares of common stock, with investor warrant coverage of 302,893 shares at a cash-only exercise price of $8.55 per share. Since the beginning of 2005, Raser has also received in excess of $1.4 million dollars in additional working capital as a result of the on-going exercise of its warrants.

About Raser Technologies

Founded in 2001, Raser Technologies believes that its pending patents and proprietary intellectual property cover breakthrough technologies. Raser's Symetron(TM) technologies more efficiently harness electrical energy in electric motors, controllers, alternator and generator technologies. Application of Symetron(TM) generally requires simple changes to existing products, but yields significant increases in power, performance and efficiency without the use of exotic materials. Further information on Raser Technologies, Inc. may be found at: www.rasertech.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, but not limited to, statements regarding the Company's beliefs about the Symetron(TM) technology, the allocation of capital and the company's commitment to the development and testing of the Symetron(TM) technologies, its applications, performance characteristics and the business prospects for such technology and the Company, and the Company's future results of operations. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ, including, without limitation, our limited operating history and history of losses, our inability to successfully license our technology, our inability to successfully obtain research and development funding opportunities from military and government programs, our inability to raise capital on terms acceptable to us, our inability to achieve listing on a national stock exchange, our inability to achieve commercial acceptance of our technology, our inability to compete effectively in the marketplace, our inability to improve or implement effective systems, procedures and controls, the strength of our patents and other intellectual property, our inability to protect our intellectual property, our inability to attract, train and retain key personnel, and such other risks as identified in our quarterly report on Form 10-QSB for the period ended September 30, 2004, as filed with the Securities and Exchange Commission, and all subsequent filings, which contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we undertake no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

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Contact:

Raser Technologies, Inc.
William Dwyer, 801-765-1200
investorrelations@rasertech.com
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www.rasertech.com
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or
Investors Stock Daily, Inc.
Jody Janson, 585-232-5440
jody@istockdaily.com
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www.istockdaily.com
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